                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                            FORM 8-K

                                                         CURRENT REPORT

                             Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                                    Date of report: October 2, 2002

                                               ENTERPRISE PRODUCTS PARTNERS L.P.
                                               ENTERPRISE PRODUCTS OPERATING L.P.
                                      (Exact name of registrants as specified in their charters)

                          Delaware                            1-14323                        76-0568219
                          Delaware                         333-93239-01                      76-0568220
              (State or other jurisdiction of               (Commission           (I.R.S. Employer Identification
              incorporation of organization)               File Number)                        No.)

                                           2727 North Loop West, Houston, Texas        77008-1037
                                         (Address of principal executive offices)      (Zip Code)
                                         Registrants telephone number, including area code:
                                                           (713) 880-6500

                                                        EXPLANATORY NOTE

This report constitutes a combined report for Enterprise Products Partners L.P. ("Enterprise") (Commission File No. 1-14323) and its
98.9899% owned subsidiary, Enterprise Products Operating L.P. (the "Operating Partnership") (Commission File No. 333-93239-01).
Since the Operating Partnership owns substantially all of Enterprise's consolidated assets and conducts substantially all of
Enterprise's business and operations, the information set forth herein constitutes combined information for Enterprise and the
Operating Partnership.

Unless the context requires otherwise, references to "we", "us" or "our" are intended to mean the consolidated business and operations of Enterprise Products Partners L.P., which includes Enterprise Products Operating L.P. and its subsidiaries.

Item 5.   OTHER EVENTS.

We are filing the balance sheet of Enterprise Products GP, LLC as of December 31, 2001 and June 30, 2002, which is included as
Exhibit 99.1 to this report.   Enterprise Products GP, LLC is the general partner of Enterprise Products Partners L.P. and Enterprise
Products Operating L.P.

Additionally, we have included as an exhibit to this report an auditors' consent to the incorporation by reference of this report in previously filed registration statements.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.

                  Not applicable.

(b)      Pro forma unaudited financial information.

                  Not applicable.

(c)      Exhibits.

23.1     Consent of Deloitte and Touche, LLP.

99.1     Enterprise Products GP, LLC balance sheets as of December 31, 2001 and June 30, 2002.

                                                           SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       ENTERPRISE PRODUCTS PARTNERS L.P.
                                                       ENTERPRISE PRODUCTS OPERATING L.P.

                                                       By:  Enterprise Products GP, LLC, the general partner of
                                                            Enterprise and the Operating Partnership

                                                       By:  /s/ Michael J. Knesek
 Date:  October 2, 2002                                ------------------------------------------------------------
                                                       Name:  Michael J. Knesek
                                                       Title: Vice President, Controller and Principal Accounting
                                                              Officer of Enterprise Products GP, LLC